Exhibit (n)(2)

SCHEDULE I DATED JULY 19, 2001 TO MULTIPLE CLASS OF SHARES PLAN FOR

FIDELITY ADVISOR FUNDS DATED JULY 19, 2001

FIDELITY ADVISOR SERIES I

FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Asset Allocation Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Balanced Fund:	front-end	0.00	0.25
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Dividend Growth Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Dynamic Capital Appreciation Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Equity Growth Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Equity Income Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none

FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Equity Value Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Fifty Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Growth & Income Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Growth Opportunities Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Large Cap Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Leveraged Company Stock Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none

FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Mid Cap Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Small Cap Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
TechnoQuant Growth Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Value Strategies Fund:
Initial Class	none	none	none
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none

______________________________________________________________

* A contingent deferred sales charge of 0.25% is assessed on certain redemptions of Class A and Class T shares on which a finder's fee was paid.

FIDELITY ADVISOR SERIES II

FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Floating Rate High Income Fund:
Class A*	front-end	0.00	0.15
Class T*	front-end	0.00	0.25
Class B	contingent deferred	0.55	0.15
Class C	contingent deferred	0.55	0.25
Institutional Class	none	none	none
Government Investment Fund:
Class A*	front-end	0.00	0.15
Class T*	front-end	0.00	0.25
Class B	contingent deferred	0.65	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
High Income Fund:
Class A*	front-end	0.00	0.15
Class T*	front-end	0.00	0.25
Class B	contingent deferred	0.65	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
High Yield Fund:
Class A*	front-end	0.00	0.15
Class T*	front-end	0.00	0.25
Class B	contingent deferred	0.65	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Intermediate Bond Fund:
Class A*	front-end	0.00	0.15
Class T*	front-end	0.00	0.25
Class B	contingent deferred	0.65	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Mortgage Securities Fund:
Initial Class	none	none	none
Class A*	front-end	0.00	0.15
Class T*	front-end	0.00	0.25
Class B	contingent deferred	0.65	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none

FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Municipal Income Fund:
Class A*	front-end	0.00	0.15
Class T*	front-end	0.00	0.25
Class B	contingent deferred	0.65	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Short-Fixed Income Fund:
Class A*	front-end	0.00	0.15
Class T*	front-end	0.00	0.25
Class B	contingent deferred	0.65	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Strategic Income Fund:
Class A*	front-end	0.00	0.15
Class T*	front-end	0.00	0.25
Class B	contingent deferred	0.65	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none

______________________________________________________________

* A contingent deferred sales charge of 0.25% is assessed on certain redemptions of Class A and Class T shares on which a finder's fee was paid.

FIDELITY ADVISOR SERIES VII

FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Biotechnology Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Consumer Industries Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Cyclical Industries Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Developing Communications Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Electronics Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Financial Services Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Health Care Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none

FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Natural Resources Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Technology Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Telecommunications & Utilities Growth Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none

______________________________________________________________

* A contingent deferred sales charge of 0.25% is assessed on certain redemptions of Class A and Class T shares on which a finder's fee was paid.

FIDELITY ADVISOR SERIES VIII

FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Diversified International Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Emerging Asia Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Emerging Markets Income Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.00	0.25
Class B	contingent deferred	0.65	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Europe Capital Appreciation Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Global Equity Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
International Capital Appreciation Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Japan Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none

FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Korea Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Latin America Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Overseas Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none

______________________________________________________________

* A contingent deferred sales charge of 0.25% is assessed on certain redemptions of Class A and Class T shares on which a finder's fee was paid.

FIDELITY BEACON STREET TRUST

FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Tax Managed Stock Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none

FIDELITY SECURITIES FUND

FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Aggressive Growth Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none

______________________________________________________________

* A contingent deferred sales charge of 0.25% is assessed on certain redemptions of Class A and Class T shares on which a finder's fee was paid.